SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 25, 2002

Date of Report (Date of earliest event reported):

SUN MICROSYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15086	94-2805249

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 San Antonio Road, Palo Alto, California	94303

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 960-1300

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events

     On April 25, 2002, the Company issued the press release attached hereto as Exhibit 99.1 reporting that Michael E. Lehman, Executive Vice President of Corporate Resources and Chief Financial Officer has decided to retire from his full-time duties and announcing that Steve McGowan has been appointed Executive Vice President of Corporate Resources and Chief Financial Officer, effective July 1, 2002.

     On May 1, 2002, the Company issued the press release attached hereto as Exhibit 99.2 reporting that Edward J. Zander, President and Chief Operating Officer has decided to retire from his full-time duties and announcing that Scott G. McNealy, the Company’s Chairman of the Board and Chief Executive Officer will take on the duties of Chairman of the Board, Chief Executive Officer and President, effective July 1, 2002.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1 Press release dated April 25, 2002.

99.2 Press release dated May 1, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2002	SUN MICROSYSTEMS, INC.

	By:	/s/ John D. Croll

John D. Croll Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit

99.1	Press Release dated April 25, 2002.
99.2	Press Release dated May 1, 2002.